                                                                    Exhibit 24.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement and related prospectus pertaining to the 1991 Incentive Stock Option Plan of Pioneer-Standard Electronics, Inc. of our report dated May 5, 1993 with respect to the financial statements and schedules of Pioneer- Standard Electronics, Inc. incorporated by reference in the Annual Report (Form 10-K) for the year ended March 31, 1993 filed with the Securities and Exchange Commission.



                                                            ERNST & YOUNG


Cleveland, Ohio
April 25, 1994

431\15154HFB.400

                                                                    Exhibit 24.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement and related prospectus pertaining to the 1991 Incentive Stock Option Plan of Pioneer-Standard Electronics, Inc. of our report dated April 30, 1993 with respect to the financial statements and schedules of Pioneer Technologies Group, Inc. included in the Annual Report (Form 10-K) of Pioneer-Standard Electronics, Inc. for the year ended March 31, 1993 filed with the Securities and Exchange Commission.



                                                            ERNST & YOUNG


Washington, D.C.
April 25, 1994


431\15154HFB.400





                                      E-8